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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  November 21, 1996


                                 REGENCY BANCORP
             (Exact name of registrant as specified in its charter)


       California                    77-0378956                  33-82150
(State or other jurisdiction  (Commission File Number)        (IRS Employer of
     incorporation)                                         Identification No.)



7060 N. Fresno, Fresno, California                                93720
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                 Not Applicable
         (Former name or former address, if changed since last report).



                                                                     Page 1 of 6

                                                 The Exhibit Index is on Page 4.
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Item 5.   OTHER EVENTS.

          None


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.


     (c)  EXHIBITS.

          (99.1)   Press Release dated November 21, 1996.


                                        2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENCY BANCORP



Date:     November 22, 1996             /s/ Steven F. Hertel
                                        ------------------------------
                                        Steven F. Hertel
                                        President


                                        3

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                                  EXHIBIT INDEX

                                                                      Sequential
Exhibit No.                        Description                         Page No.
-----------                        -----------                        ----------

                               Press Release dated
   99.1                        November 21, 1996                           5



                                        4